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                                                            EXHIBIT 24

                                POWER OF ATTORNEY

      Each of the undersigned Directors of Stanhome Inc. whose signature appears below constitutes and appoints G. William Seawright and Bruce H. Wyatt, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign an annual report on Form 10-K for the fiscal year ended December 31, 1994 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


March 1, 1995                    By:  /s/H.L. Tower
                                      H.L. Tower
                                      Director, Chairman of the Board

March 1, 1995                    By:  /s/Homer G. Perkins
                                      Homer G. Perkins
                                      Director

March 29, 1995                   By:  /s/Allan G. Keirstead
                                      Allan G. Keirstead
                                      Director, Executive Vice President and
                                      Chief Administrative & Financial Officer

March 1, 1995                    By:  /s/John F. Cauley, Jr.
                                      John F. Cauley, Jr.
                                      Director

March 1, 1995                    By:  /s/G.W. Seawright
                                      G. William Seawright
                                      Director, President and Chief Executive
                                      Officer

March 1, 1995                    By:  /s/Thomas R. Horton
                                      Thomas R. Horton
                                      Director

March 1, 1995                    By:  /s/Anne-Lee Verville
                                      Anne-Lee Verville
                                      Director

March 1, 1995                    By:  /s/Judith R. Haberkorn
                                      Judith R. Haberkorn
                                      Director

March 1, 1995                    By:  /s/Janet M. Clarke
                                      Janet M. Clarke
                                      Director

March 1, 1995                    By:  /s/Charles W. Elliott
                                      Director